Other Assets	6 Months Ended
Jun. 30, 2020
Other Assets [Abstract]
Other Assets	Other Assets
As at June 30, 2020 and December 31, 2019, other assets included the following:

(In $ millions)	As at June 30, 2020	As at December 31, 2019
Reimbursable amounts due from customers (1)	37	21
Taxes receivable	34	38
Prepaid expenses	32	33
Favorable drilling and management services contracts	32	33
Right of use asset	13	35
Insurance receivable	11	14
Deferred contract costs	9	12
Derivative asset - interest rate cap	1	3
Other assets	14	28
Total other assets	183	217
(1)Includes reimbursable amounts due from related parties, net of expected credit loss allowance. For further information refer to Note 26 – Related party transactions and Note 3 - Current expected credit losses.
Other assets were presented in our Consolidated Balance Sheet as follows:

(In $ millions)	As at June 30, 2020	As at December 31, 2019
Other current assets	139	158
Other non-current assets	44	59
Total other assets	183	217